UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 9, 2022

Berry Corporation (bry)
(Exact name of registrant as specified in its charter)

Delaware	001-38606	81-5410470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16000 N. Dallas Parkway, Suite 500
Dallas, Texas 75248
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (661) 616-3900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common Stock, par value $0.001 per share	Trading Symbol BRY	Name of each exchange on which registered Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

This Current Report on Form 8-K is being filed solely to file (i) the consent of KPMG LLP, the independent registered public accounting firm of Berry Corporation (bry) (the “Company”), dated June 9, 2022, to the incorporation by reference into the Company’s Registration Statement on Form S-3 (No. 333-228740)(the “Registration Statement”) of their report dated March 4, 2022, relating to the consolidated financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “Form 10-K”) filed with the Securities and Exchange Commission on March 4, 2022, as well as the use of the name KPMG LLP and references to KPMG LLP as an independent registered public accounting firm under the heading “Experts” in the prospectus included in the Registration Statement; and (ii) the consent of DeGolyer and MacNaughton, dated June 9, 2022, to the incorporation by reference into the Registration Statement of their report of third party dated January 19, 2022 (the “D&M Letter Report”), containing DeGolyer and MacNaughton’s opinion of the proved reserves and future net revenue, as of December 31, 2021, of the Company, included as an exhibit to the Form 10-K, as well as (a) the use of the name DeGolyer and MacNaughton, (b) references to DeGolyer and MacNaughton as an independent petroleum engineering consulting firm, and (c) the use of information from, and the inclusion of, the D&M Letter Report therein. The consents filed as Exhibits 23.1 and 23.2 to this Current Report are in addition to, and do not change, the previously-filed consents of KPMG LLP and DeGolyer and MacNaughton filed as Exhibits 23.1 and 23.2, respectively, to the Form 10-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

23.1*	Consent of KPMG LLP

23.2*	Consent of DeGolyer and MacNaughton

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

__________
(*)    Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Berry Corporation (bry)

Dated: June 9, 2022	By:	/s/ Danielle Hunter
Danielle Hunter
Executive Vice President, General Counsel and Corporate Secretary